Investor Presentation March 2006

Forward-Looking Information Statements in this presentation which are not statements of historical fact are "forward-looking statements" within the Safe Harbor provision of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on the information available to, and the expectations and assumptions deemed reasonable by, Alpha Natural Resources at the time this presentation was made. Although Alpha Natural Resources believes that the assumptions underlying such statements are reasonable, it can give no assurance that they will be attained. Factors that could cause actual results to differ materially from expectations include the risks detailed under the caption "Risks Relating To Our Company" in the company's Annual Report on Form 10-K, under the caption "Risks Relating to Our Business" in the company's Registration Statement on Form S-1 (File no. 333-129030), and in other materials filed by the company with the Securities and Exchange Commission. This presentation contains certain non-GAAP financial measures. A reconciliation to the most directly comparable GAAP measures is provided at the end of this presentation.

Alpha's Unique Business Model Consolidation of established Appalachian coal companies with 160+ years of history Significant metallurgical market share: #1 exporter, #2 domestic producer High quality reserve base (90% low sulfur / 92% high Btu) Steady growth through accretive acquisitions & internal expansion program Over 90% union-free with low legacy liabilities Industry-leading cash margins and return on capital Long-standing expertise in coal blend optimization 2005 Coal Sales by Type Other 62 Metallurgical 10.0 mt Steam 16.7 mt 37% 63% 2005 Coal Sales by Source Mine-level purchases 1.5 Contractor production 2.7 Alpha mines 16.4 Alpha Coal Sales purchases 6.3 23% 61% 10% 6% 61% Alpha mines 16.4 mt Purchased brokerage coal 6.1 mt Contractor Production 2.7 mt Mine-level purchases 1.5 mt 6%

Alpha Is Executing Its Business Plan At Feb. 2005 IPO (1) At Dec. 31, 2005 Pricing Per Ton Thermal $32.72 $41.41 Metallurgical $59.18 $72.24 Operations LTM Production 19.1m tons 20.6m tons Number of Mines 64 69 Surface / Underground Mix (2) 16% / 84% 37% / 63% Contractor production (% of total sales) 13% 10% Safety (NFDL Rate) 5.65 2.97 Sentinels of Safety Awards - 2 Financials LTM Revenues (millions of $) $1,252.7 $1,627.3 LTM adjusted EBITDA (3) (millions of $) $124.4 $251.0 Leverage ratio (4) 1.6x 1.9x Ratings B2 / B B2 / B+ Public Float (5) 55% 80% (1) IPO Operational and Financial data as of 12/31/04 (2) Company-mines only; pro forma in 2005 for Nicewonder acquisition (3) Adjusted EBITDA as defined under Alpha credit facilit. See appendix for EBITDA reconciliation. (4) Leverage ratio defined under Alpha's credit facility as total debt divided by adjusted EBITDA. See appendix for EBITDA reconciliation. (5) Pro forma for registered secondary offering completed Jan. 24, 2006.

Safety: Where Performance Starts 2.97 MSHA Benchmark: 4.64 2004 2005 NFDL Trend 0.00 1.00 2.00 3.00 4.00 5.00 6.00 Jan 05 Mar 05 Jun 05 Sep 05 Dec 05 FY 2005 Non-fatal days lost, 6 month rolling average

Momentum in Financial Performance Coal revenues $ 432.1 $ 278.7 Tons sold (millions) 7.8 6.3 Income from operations 26.3 6.1 Net income 12.42 1.1 Diluted e.p.s. $0.202 $0.08 Fourth-Quarter Results 20051 2004 (in millions of $ except e.p.s & tons sold) (1) Unaudited (2) Includes $3.3 million after tax charge for IPO-related stock compensation charge, equal to $0.05 per diluted share

Demand Has Been Resilient... ....While CAPP Supply Has Been Declining Market Snapshot: Thermal Coal Steady power demand growth; 100 GW of new capacity announced Coal inventories at utilities about 20 mm tons below normal Natural gas prices down in spot market but firm on forward strip Limited remaining nuclear capacity (90-95% utilization) Limited potential capacity from other sources (renewables, hydro, oil) New "clean coal" initiatives at federal & state level (Pa., Ky. W. Va.) Central App Line 1990 287 1991 271 1992 270 1993 250 1994 274 1995 272 1996 279 1997 287 1998 278 1999 263 2000 263 2001 269 2002 249 14 2003 230 15.5 20 2004 221 15.5 20 2005E 229 16.5 21 2006E 230 17.8 22 2007E 226 18.1 23 2008E 224 18.3 24 2009E 220 18.5 24 2010E 220 18.7 25 2011E 216 18.9 25 2012 212 25 25 2013 208 25 25 2014 210 25 25 2015 218 25 25 2016 204 25 25 2017 212 25 25 2018 212 25 25 2019 211 25 25 2020 206 25 25 2021 208 25 25 2022 211 25 25 2023 212 25 25 2024 209 25 25 2025 206 25 25 Source: Energy Information Administration Millions of tons

Market Snapshot: Metallurgical Coal "The China Factor" Worldwide supply & logistic constraints Redirection of global flows New coke oven construction & rebuilds Steel industry consolidation Trend to longer contracts

Domestic Export 2005E 30 70 Domestic Export Plan 45 55 Alpha: An Established Name in Met Coal Belgium Brazil Bulgaria Canada France Egypt Finland Hungary India Italy Japan Korea Netherlands Romania Spain Turkey United Kingdom New Orleans, LA Sandusky, OH Conneaut, OH Newport News, VA Lambert's Point/Norfolk, VA Baltimore, MD Ashtabula, OH Relative Proportion of Met Sales 2006 Plan 2005 U.S. Export Toms Creek McClure Moss Key Alpha Brands Litwar Kepler Madison 70% 30% 55% 45%

90% Low Sulfur High-Value Reserves for a Growing Market 10% 37% 90% > 1.5% 37% 30% 23% 92% High Btu % over 12,500 Btu % under 12,500 Btu 8% 92% Note: Proven & probable reserves as of July 31, 2005, pro forma to include Callaway < 0.8% (compliance) 0.8-1.0% 1.0-1.5% Low sulfur breakdown < 1.5% Total sulfur breakdown 90%

Unblended Coal Additional Revenue: $2.3 million ($9.19/ton) An Established Blending Business That Generates Incremental Revenue Coal A Coal B Total Tons 125K 125K 250K Price/ton $60.00 $67.00 $63.50 Revenue $7,500K $8,375K $15,875K Vol 26.00 35.00 BTU 13,200 13,175 Sulfur 1.30 0.65 Blended Coal Blend (A&B) Tons 250K Price/ton $72.69 Revenue $18,173K Actual Case study: Coals A & B are stand-alone steam coals. A is high sulfur; B is high vol- both negatives. Blended, they offset each other and are sold into the met market. Ash 8.00 8.00 Vol Ash BTU Sulfur 30.50 8.00 13,188 0.98

2004 2005 Cost of coal sales / ton 36.34 44.35 Industry-Leading Unit Revenue, Margins $42.63 $52.98 Alpha mines: $37.34 Contract mines: $50.55 Purchased coal: $58.88

Alpha's Contracting Strategy: Balancing Opportunity vs. Risk Committed Production Steam Met Line Data 2 2004 100 0 2006 51 49 2007 65 35 2008 63 37 Mix of Uncommitted Production Steam Metallurgical 35% 49% NOTE: Data as of Feb. 22, 2006. 18% Priced Unpriced Eastern Line Data 2 2006 91 9 56.9 2007 46 54 56.31 2008 25 75 56.63 Committed Uncommitted

Alpha's Growth Strategy : A Disciplined Approach to Acquisitions Acquisition Criteria Acquisition Targets Complementary to existing business Union-free Minimal legacy liabilities Low cost High value reserves Disciplined approach - DCF based Proactively create opportunities - don't chase deals Privately held Desire for liquidity Succession plans Size constrained End markets Transportation inefficiencies Capital constrained Difficult to finance growth Significant ongoing capital needs Resource constrained

Callaway: Acquisition Rationale

Consideration	Comments
Scale and Scope	■ 19% increase in production ■ Adds approx. $80 million to targeted 2006 EBITDA
Consistent With ANR Strategy	■ Privately negotiated transaction (no auction) ■ Operations contiguous to existing Alpha CAPP operations ■ 100% union-free & minimal legacy liabilities (under $8 mm)
Further Diversification	■ Increased production diversification ■ Improves underground / surface mining balance ■ Road construction business
Attractive Operations	■ Low-cost surface operations ■ High quality reserves (99% under 1% sulfur) ■ Enhanced blending & optimization opportunities
Potential Upsides	■ Higher metallurgical coal potential than expected ■ Construction of King Coal Highway & Coalfields Expressway ■ Up to 40 mm tons of additional coal reserves in the area
Enhances Earnings	■ Transaction accretive to cash flow

Alpha Natural Resources
15

Callaway: A Unique Road Business West Virginia 11.3 miles of King Coal Highway (underway) Virginia 31 miles of Coalfields Expressway (planned)

2004 2005 2006 2007 2008 Madison Mine 0.3 0.5 0.5 0.5 Cucumber 0.1 0.5 0.5 0.5 Deep Mine 35 0.02 0.8 0.8 0.8 Seven Pines 0.5 1.3 1.5 1.3 Cresson 0.3 0.7 DR #1 0.3 1 Buckland Mills 0.4 Callaway 0.676 3.975 3.997 3.914 Alpha's Growth Strategy: Internal Development Supplements Acquisitions IRR on Internal Projects > 20% 40% Growth 2004-2008 Note: Gross production increase does not include depletion/idling of any mines over period shown. 9.1 (1.6) 7.5 Gross Tons Depletion Net Tons

2006 Outlook 2006 TARGETS LOW HIGH Coal Revenues $1,600 $1,700 EBITDA 2 $142 $306 $347 Net Income 3 $96 $123 Diluted EPS 3 $1.50 $1.91 (1) Unaudited (2) Includes non-cash stock-based compensation charges related to the IPO as follows: $39.0 million in 2005; estimated $12.8 million in 2006 (3) Includes after-tax portion of stock-based compensation charges related to the IPO as follows: $46.4 million ($0.83 per diluted share) in 2005; estimated $12.8 million ($0.20 per diluted share) in 2006 (millions of $) $0.38 2005 ACTUAL 1 $1,415 $21 As reported in the 8-K filed by Alpha with the SEC on February 13, 2006, available through the Alpha website at www.alphanr.com

2006 Capital Plan vs. Cash Flow 2006 Targeted EBITDA 2006 Targeted Cap Ex sustaining 306 100 development 41 50 Sustaining [$ millions] Development $100 mm $50 mm $306 - 347 mm 1 (1) Includes $12.8 million in non-cash stock compensation expense related to IPO.

Total F 3.8 C 3.2 B 2.6 A 2.3 0 D 2.1 ANR 1.9 E 0.7 H 0.3 Total E 2527.6 A 1577.8 D 642.9 B 335.7 C 261.9 F 105.1 H 88.4 ANR 84.9 Total A 1630.5 B 1113.3 C 982.4 D 635 ANR 485.8 E 443 F 150.6 G 30.6 Alpha's Value Proposition: A Strong Balance Sheet Total Debt Total Legacy Liabilities Note: As of 12/31/05 (except for ICG which is as of 9/30/05) from company press releases. ANR pro forma for Nicewonder acquisition. Forward estimates per ThomsonOne Analytics consensus estimates. ROIC calculated as net income (adjusted to exclude nonrecurring items) plus after-tax interest expense (assumes normalized effective tax rate of 25%) divided by net debt plus minority interest plus shareholders' equity. Alpha ROIC calculated based on pro forma average for 2005. Total Debt / LTM EBITDA Return on Invested Capital (ROIC) Total E 22.4 ANR 21.7 A 13.2 D 12.5 C 5.8 B 4.8 H 4.8 F 0.4 Millions of $ Millions of $

Alpha's Value Proposition: Attractive Valuation Consolidator of choice in CAPP Strategy for organic growth Experienced management team High-value reserves & top margins Unique blending capabilities Producer of premium met coals Strong financial performance & returns Enterprise Value / 2006E EBITDA (1) Investment Rationale Industry Average = 7.54x (1) First Call and analyst data as March 8, 2006.

www.alphanr.com

Appendix: EBITDA Reconciliation [in thousands of $]